EXHIBIT 10.5
OPTION
TO PURCHASE REAL ESTATE
     Phebe H. Lee and Stanley W. Lee, wife and husband, Sara Maxwell and Robert W. Maxwell, wife and husband, Craig D. Lee and Susan Kitahara Lee, husband and Wife, Scott B. Lee and Eghsapeth Elizabeth Aghbashian, husband and wife, Melissa L. Hortik and Dale H. Hortik, wife and husband, Virginia Larson ~~and Mark R. Larson, wife and husband~~ a married woman dealing with her separate estate[/s/ VL], and Jeanette Maxwell, a single person, GRANTOR, whether one or more, for valuable consideration, hereby give and grant unto NEK-SEN Energy, LLC, GRANTEE, the option to purchase the following described real estate situated in Richardson County, Nebraska:
NE1/4 of Section 17, Township 1 North, Range 16, East of the 6th P.M., lying North of the railroad right of way containing approximately 80.6 acres; on the following terms and conditions:
     1. Term. GRANTEE has paid to GRANTOR the sum of $5,000.00, the receipt of which is hereby acknowledged for an option to purchase the above real estate until September 30, 2006. The option payments shall be credited against the purchase price if the option is exercised.
     2. Exercise of Option. GRANTEE shall exercise the option by giving GRANTOR written notice of its intent to purchase to Grantor, no later than September 30, 2006. Closing shall be on or before December 31, 2006 unless otherwise agreed to by the parties in writing.
     3. Purchase Price. The purchase price shall be the sum of $7,500.00 per acre as surveyed. GRANTEE shall pay the balance of the purchase price, less credits for all option payments to GRANTOR at closing, concurrently with delivery of the deed of conveyance from GRANTOR to GRANTEE.
     4. Survey. GRANTEE shall at its expense have the property surveyed prior to the exercise of the option and such surveyed description shall be substituted for the above description of the real estate. Total purchase price shall be based upon the acres shown on said survey.
NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 1

     5. Conveyance. GRANTOR shall convey the real estate with marketable title to GRANTEE by good and sufficient warranty deed, subject to existing roads and existing easements and rights of way of record and visible easements. Grantee shall pay the cost of title work and deed preparation. GRANTOR shall pay the cost of any document transfer tax. GRANTEE shall pay the cost of recording the Deed.
     6. Possession. GRANTEE shall receive possession of the subject premises from GRANTOR effective at closing.
     7. Taxes and Crop Expenses. GRANTOR shall pay all real estate taxes assessed for 2006 and all prior years. Grantor has entered into a cash lease of the property for the 2006 crop year which lease is subject to this Option to Purchase. Grantor shall retain the 2006 cash rent on the property. Should Grantee exercise the Option prior to the harvesting of the 2006 crop, Grantee shall pay to tenant all expenses incurred by tenant for the crop including reimbursement of cash rent for the crop and a reasonable profit based on field conditions and maturity. Expenses shall be reimbursed at actual expenses paid per acre on said land plus cost for field work per acre based on the most recent edition of Nebraska Farm Custom Rates published by the University of Nebraska Cooperative extension services. If the parties can not agree on a reimbursement and profit figure they shall submit the matter to a third party claims adjuster for determination. Grantee may agree to tenant receiving the crop after closing in which case no expenses or profit would be reimbursed.
     8. Title. GRANTEE shall obtain title insurance on the real estate at its expense. If GRANTOR is unable to provide marketable title within a reasonable time GRANTEE may elect to accept title in the condition it is in or cancel the contract and receive a complete refund of all option payments made.
     9. Failure of Option. Failure of GRANTEE to give notice of exercising option to purchase shall result in all payments made being retained by GRANTOR and all terms of this option regarding future obligations of GRANTOR will expire under the terms of this option.
     10. No Encumbrance. GRANTEE will not encumber the land in anyway, so long as title is in the GRANTOR.
NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 2
     11. Notices. Any notice required hereunder shall be given to the parties hereto as follows:

(a)	TO GRANTOR:	Phebe H. Lee
4415 Monitor Rock Lane
Colorado Springs, Colorado 80904
NEK-SEN Energy, LLC Reesman Investment Corporation Option to Purchase Real Estate: 3

(b)	TO GRANTEE:	NEK-SEN Energy, LLC
Gary Edelman
2324 T Rd.
Sabetha, Kansas 66534
Either party may change the address for notice by written notice to the other party under the provisions of this paragraph, and thereafter such amended address shall apply to any notices hereunder.
     12. Access to Grantee During Option Period. GRANTOR hereby grants to GRANTEE, its agents, representatives, contractors, and assigns access to the option property and so much of GRANTOR’s adjoining property as is reasonably necessary during the option period for the purposes of conducting surveys, soil borings and testing, test wells, engineering and architectural studies, environmental studies, and any other test or study as may be needed by GRANTEE to determine whether the site is suitable for the intended use. GRANTEE shall pay to GRANTOR or their tenant reasonable damages to any growing crops caused by such actions for the benefit of GRANTEE. If the parties can not agree on a damage amount they shall submit the matter to a third party claims adjuster for determination.
     13. Access to Other Property. GRANTOR owns property on the south side of the railroad line and property to be conveyed hereunder. Presently access to such property is by private crossing over the railroad with access on the abandoned road right of way which is a portion of the property being obtained by GRANTEE. GRANTEE agrees to provide for the contained use of such access to GRANTOR’S property on the south side of the railroad tracks, unless otherwise agreed to by the parties or their successors in interest in writing. Access shall be shown by a 40 foot easement along the east boundary of the property.
     14. Grain Bins. Upon exercise and closing of this Option Grantee agrees to pay Grantor the additional sum of $25,000.00 for the grain storage binds and dryer located on the property at the time of the signing of this Option. Grantor shall maintain such personal property in proper working condition until closing.
     15. No Liens or Claims. Prior to closing Grantee shall not allow any lien, claim and encumbrances to attach to real
NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 4

estate which arises out of any work performed by Grantee or Grantee’s agents or contractors and shall indemnify and hold Grantor harmless from any such claim. Additionally, although Grantor gives access permission to Grantee, its agents, representative, contractors to Grantor’s Option property and adjoining property, Grantor assumes no liability for injury or damages resulting from any presence or activity by Grantee, its agents or contractors on Grantor’s property.
     16. Benefit. This option shall benefit and bind the parties hereto, their respective heirs, personal representative and assigns. This option may be assigned by either party with the written Consent of the other, which consent shall not be unreasonably withheld. To avoid the need for all Grantors to sign the consent Phebe H. Lee is designated agent for such purpose.
     This agreement may be signed in several counterpart and upon a copy of the agreement being signed by each Grantor listed, it shall be effective and binding upon all.
     Executed this 3rd day of March, 2006.

NEK-SEN Energy, LLC

/s/ Phebe H. Lee	/s/ Gary Edelman

Phebe H. Lee, Grantor	Title: President

/s/ Stanley W. Lee
Stanley W. Lee, Grantor

/s/ Sara Maxwell
Sara Maxwell, Grantor

/s/ Robert W. Maxwell
Robert W. Maxwell, Grantor

NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 5

/s/ Craig D. Lee
Craig D. Lee, Grantor

/s/ Susan Kitahara Lee
Susan Kitahara Lee, Grantor

/s/ Scott B. Lee
Scott B. Lee, Grantor

/s/ E. Elizabeth Aghbashian
Eghsapeth Elizabeth Aghbashian, Grantor

/s/ Melissa L. Hortik
Melissa L. Hortik, Grantor

/s/ Dale H. Hortik
Dale H. Hortik, Grantor

/s/ Virginia Larson
Virginia Larson, Grantor

[/s/ VL]
~~Mark R. Larson, Grantor~~

/s/ Jeanette Maxwell
Jeanette Maxwell, Grantor

STATE OF Colorado	)
	)	SS
COUNTY OF El Paso	)
NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 6

     The foregoing instrument was acknowledged before me on March 3, 2006, by Phebe H. Lee and Stanley W. Lee, wife and husband, Grantor.

(Seal)	/s/ Amanda Morfits
Notary Public
My Commission Expires:

09/19/2009

NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 7

STATE OF California	)
	)	ss
COUNTY OF Los Angeles	)
     The foregoing instrument was acknowledged before me on March 6, 2006, by Sara Maxwell and Robert W. Maxwell, wife and husband, Grantor.

[Notary Seal]
Michael Lawrence Straley
Commission #1452531
Notary Public — California	/s/ Michael L. Straley
Los Angeles County	Notary Public
My Comm. Expires Nov. 22, 2007

My Commission Expires:

11-22-07

STATE OF	)
	)	ss
COUNTY OF	)
     The foregoing instrument was acknowledged before me on , 2006, by Craig D. Lee and Susan Kitahara, husband and wife, Grantor.

[Notary Seal]

Notary Public
My Commission Expires:

STATE OF California	)
	)	ss
COUNTY OF Yolo	)
     The foregoing instrument was acknowledged before me on March 7, 2006, by Scott B. Lee and Eghsapeth Elizabeth Aghbashian, husband and wife, Grantor.
     NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 8

[Notary Seal]
TIMOTHY W. IRELAND
Comm. #1515520
Notary Public — California			/s/ Timothy W. Ireland

Yolo County			Notary Public

My Comm. Expires Sept. 25, 2008

My Commission Expires:

9-25-2008

STATE OF	)
	)	ss
COUNTY OF	)
     The foregoing instrument was acknowledged before me on , 2006, by Melissa L. Hortik and Dale H. Hortik, wife and husband, Grantor.

[Notary Seal]

Notary Public

My Commission Expires:

STATE OF Washington	)
	)	ss
COUNTY OF King	)
     The foregoing instrument was acknowledged before me on March 9, 2006, by Virginia Larson ~~and Mark R. Larson, wife and husband, Grantor~~ a married woman dealing with her separate estate, Grantor.

[Notary Seal]
Notary Public
State of Washington
JAMES M. BUCKLEY	/s/ James M. Buckley

Notary Public
My Appointment Expires Aug. 2, 2006

My Commission Expires:

02 Aug 06

NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 9

STATE OF Washington	)
	)	ss
COUNTY OF King	)
     The foregoing instrument was acknowledged before me on March 7, 2006, 2006, by Jeanette Maxwell, a single person, Grantor.

[Notary Seal]
State of Washington
Notary Public
MADIE SUZANNE AMONSEN			/s/ Madie Suzanne Amonsen

Comm. Exp. September 29,2008			Notary Public

My Commission Expires:

9/29/08

STATE OF Kansas	)
	)	ss
COUNTY OF Nemaha	)
     The foregoing instrument was acknowledged before me on April 18 , 2006, by Gary Edelman, President of NEK-SEN Energy, LLC.

[Notary Seal]
Notary Public – State of Kansas
GERALD L. HOWARD
My Appt. Exp. 5 Apr. 2010	/s/ Gerald L. Howard

Notary Public
My Commission Expires:

5 Apr 2010
NEK-SEN Energy, LLC Homestead Land Co. Option to Purchase Real Estate: 10

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of California	)	On March 15, 2006 before me, Robert Strobel, a Notary Public,
	) s.	in and for the State of California, personally appeared
County of Contra Costa	)

Craig D. Lee Susan Kitahara Lee

☐ personally known to me, or

☒ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) ~~is~~/are subscribed to the within instrument and acknowledged to me that ~~he/she~~/they executed the same in ~~his/her~~/their authorized capacity(ies), and that by ~~his/her~~/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

[Notary Stamp]		WITNESS my hand and official seal.
ROBERT STROBEL
Commission # 1622176		/s/ Robert Strobel
Notary Public – County		Robert Strobel, Notary Public
Contra Costa County
My Comm. Expires No 15, 2009

— OPTIONAL —
Description of Attached Document

Title or Type of Document: Option to Purchase Real Estate
Document Date:              Number of Pages:

ADDENDUM TO
OPTION TO PURCHASE REAL ESTATE
     Whereas, Phebe H. Lee and Stanley W. Lee, wife and husband, Sara Maxwell and Robert W. Maxwell, wife and husband, Craig D. Lee and Susan Kitahara Lee, husband and wife, Scott B. Lee and Eghsapeth Elizabeth Aghbashian, husband and wife, Melissa L. Hortik and Dale H. Hortik, wife and husband, Virginia Larson ~~and Mark R. Larson, wife and husband~~ a married woman dealing with her separate estate[/s/ VL], and Jeanette Maxwell, a single person, as GRANTORS, and NEK-SEN Energy, LLC, GRANTEE, have entered into an Option to Purchase Real Estate, and.
     Whereas, the parties wish to amend the terms of such Agreement as set out herein;
      Now, therefore, it agreed by the parties as follows:
     1. Paragraph 2 of said Agreement be amended to read as follows:
"2. Exercise of Option. GRANTEE shall exercise the option by giving GRANTOR written notice of its intent to purchase to Grantor no later than September 30, 2006. Closing shall be on or before May 31, 2007 unless otherwise agreed to by the parties in writing.”
     2. Paragraph 3 of said Agreement be amended to read as follows:
"3. Purchase Price. The purchase price shall be the sum of $7,500.00 per acre as surveyed. GRANTEE shall pay to Grantor a down paymet of an additional $25,000.00 on or before January 15, 2007 if the Option is exercised. Such down payment shall be liquidated damages should GRANTEE after exercising the option fail to close the sale. The balance of the purchase price, less credits for the option payment and down payment shall be paid by GRANTEE to GRANTOR at closing, concurrently with delivery of the deed of conveyance from GRANTOR to GRANTEE.”
     3. That the original Option to Purchase Real Estate shall in all other respects remain the same.
NEK-SEN Energy, LLC Homestead Land Co. Addendum to Option: 1

NEK-SEN Energy, LLC

/s/ Phebe H. Lee Phebe H. Lee, Grantor	/s/ Gary Edelman Title: President

/s/ Stanley W. Lee Stanley W. Lee, Grantor

/s/ Sara Maxwell Sara Maxwell, Grantor

/s/ Robert W. Maxwell Robert W. Maxwell, Grantor

/s/ Craig D. Lee Craig D. Lee, Grantor

/s/ Susan Kitahara Lee Susan Kitahara Lee, Grantor

/s/ Scott B. Lee Scott B. Lee, Grantor

/s/ Eghsapeth Elizabeth Aghbashian Eghsapeth Elizabeth Aghbashian, Grantor

NEK-SEN Energy, LLC Homestead Land Co. Addendum to Option: 2

/s/ Melissa L. Hortik Melissa L. Hortik, Grantor

/s/ Dale H. Hortik Dale H. Hortik, Grantor

/s/ Virginia Larson Virginia Larson, Grantor
NEK-SEN Energy, LLC Homestead Land Co. Addendum to Option: 3

~~Mark R. Larson, Grantor~~

/s/ Jeanette Maxwell
Jeanette Maxwell, Grantor

STATE OF Arizona COUNTY OF Maricopa	) ) ss )
     The foregoing instrument was acknowledged before me on April 6, 2006, by Phebe H. Lee and Stanley W. Lee, wife and husband, Grantor.

[Notary Seal]
“OFFICIAL SEAL”
RACHEL SWAN
Notary Public State of Arizona		/s/ Rachel Swan

Maricopa County		Notary Public

My Commission Expires 03/24/2008

My Commission Expires:

STATE OF California COUNTY OF Los Angeles	) ) ss )
     The foregoing instrument was acknowledged before me on April 11, 2006, by Sara Maxwell and Robert W. Maxwell, wife and husband, Grantor.

[Notary Seal]
KAREN DOUGLAS
Commission #1462004
Notary Public — California	/s/ Karen Douglas

Los Angeles County	Notary Public
My Comm. Expires Apr 10, 2008
NEK-SEN Energy, LLC Homestead Land Co. Addendum to Option: 4

My Commission Expires:

4-10-08

STATE OF	)
	)	ss
COUNTY OF	)
     The foregoing instrument was acknowledged before me on , 2006, by Craig D. Lee and Susan Kitahara, husband and wife, Grantor.

[Notary Seal]

Notary Public
My Commission Expires:
STATE OF California	)
	)	ss
COUNTY OF Yolo	)
     The foregoing instrument was acknowledged before me on April 5, 2006, by Scott B. Lee and Eghsapeth Elizabeth Aghbashian, husband and wife, Grantor.

[Notary Seal]
TIMOTHY W. IRELAND
Comm. #1515520
Notary Public — California	/s/ Timothy W. Ireland

Yolo County	Notary Public
My Comm. Expires Sept. 25, 2008

My Commission Expires:

NEK-SEN Energy, LLC Homestead Land Co. Addendum to Option: 5

STATE OF COUNTY OF	) ) ss )
     The foregoing instrument was acknowledged before me on , 2006, by Melissa L. Hortik and Dale H. Hortik, wife and husband, Grantor.

[Notary Seal]

Notary Public

My Commission Expires:

STATE OF Washington	)
) ss
COUNTY OF King	)
     The foregoing instrument was acknowledged before me on 5th of April, 2006, by Virginia Larson ~~and Mark R. Larson, wife and husband~~ a married woman dealing with her separate estate, Grantor.

[Notary Seal]
State of Washington
Notary Public
TERESA HSIN LAM		/s/ Teresa Hsin Lam

Comm. Exp. November 30, 2008		Notary Public

My Commission Expires:

11/30/2009

STATE OF Washington	)
) ss
COUNTY OF King	)
NEK-SEN Energy, LLC Homestead Land Co. Addendum to Option: 6

     The foregoing instrument was acknowledged before me on 4th of April, 2006, by Jeanette Maxwell, a single person, Grantor.

[Notary Seal]
State of Washington
Notary Public
MICHAEL ENG	/s/ Michael Eng

Commission Expires May 29, 2006	Notary Public

My Commission Expires:

05/29/2006

NEK-SEN Energy, LLC Homestead Land Co. Addendum to Option: 7

STATE OF Kansas	)
	)	ss
COUNTY OF Nemaha	)
     The foregoing instrument was acknowledged before me on April 18 , 2006, by Gary Edelman, President of NEK-SEN Energy, LLC.

[Notary Seal]
NOTARY PUBLIC – State of Kansas
GERALD L. HOWARD
My Appt. Exp. 5 Apr. 2010	/s/ Gerald L. Howard

Notary Public

My Commission Expires:

5 Apr 2010

NEK-SEN Energy, LLC Homestead Land Co. Addendum to Option: 8

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of California County of Contra Costa	) ) s. )	On April 7, 2006 before me, Robert Strobel, a Notary Public, in and for the State of California, personally appeared

Craig D. Lee
Susan Kitahara Lee

☐ personally known to me, or

☒ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) ~~is/~~are subscribed to the within instrument and acknowledged to me that ~~he/she/~~they executed the same in ~~his/her~~/their authorized capacity(ies), and that by ~~his/her/~~their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[Notary Stamp]
ROBERT STROBEL		/s/ Robert Strobel
Commission # 1622176		Robert Strobel, Notary Public
Notary Public – County
Contra Costa County
My Comm. Expires No 15, 2009

— OPTIONAL —
Description of Attached Document
Title or Type of Document: Addendum to Option to Purchase Real Estate
Document Date:               Number of Pages: